                                                                    EXHIBIT 99.1



                          OUTDOOR COMMUNICATIONS, INC.
                                AND SUBSIDIARIES
             Unaudited Condensed Consolidated Financial Statements
                               September 30, 1998

                          OUTDOOR COMMUNICATIONS, INC.
                                AND SUBSIDIARIES
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                            September 30,    June 30,
                                                                1998           1998
                                                                ----           ----
ASSETS
Cash and cash equivalents                                     $     512      $   1,542

Trade receivables, net                                            7,083          6,660
Prepaid expenses                                                  2,028          2,094
Other current assets                                                872            849
                                                              ---------      ---------
     Total current assets                                        10,495         11,145
                                                              ---------      ---------

Property, plant and equipment                                    90,337         87,363
     Less accumulated depreciation
       and amortization                                         (27,405)       (25,616)
                                                              ---------      ---------
     Net property, plant and equipment                           62,932         61,747
                                                              ---------      ---------

Intangible assets                                                85,837         86,800
Other assets                                                        302            529
                                                              ---------      ---------
     Total assets                                               159,566        160,221
                                                              ---------      ---------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Trade accounts payable                                         559          1,121
     Accrued expenses                                             3,161          5,868
     Deferred income                                                358            318
                                                              ---------      ---------
       Total current liabilities                                  4,078          7,307

Long-term debt                                                  147,000        143,100
Preferred interests of a subsidiary                               5,484          5,484
Deferred tax liability                                            2,029          1,606
                                                              ---------      ---------
       Total liabilities                                        158,591        157,497
                                                              ---------      ---------



                                                                     (continued)


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



                          OUTDOOR COMMUNICATIONS, INC.
                                AND SUBSIDIARIES
           UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS, CONTINUED
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                         September 30,       June 30,
                                                             1998              1998
                                                             ----              ----
Stockholders' Equity:

Series A preferred stock, $.01 par value authorized
     300,000 shares; 186,220.93 shares issued and
     outstanding at September 30, 1998, and June
     30, 1998 (Aggregate liquidation preference of
     $20,019) Undesignated preferred stock $.01 par
     value.  Authorized 4,700,000 shares; none issued
     and outstanding                                        $       2      $       2

Class A common stock, $.01 par value, authorized 10,000
     shares; issued and outstanding 8,417.72 shares                --             --

Class B common stock, $.01 par value, authorized 10,000
     shares; issued and outstanding 3,689.28 shares                --             --

Additional paid-in capital                                     22,624         22,624

Accumulated deficit                                           (21,651)       (19,902)
                                                            ---------      ---------

     Stockholders' equity                                         975          2,724
                                                            ---------      ---------

Total liabilities and
     stockholders' equity                                   $ 159,566      $ 160,221
                                                            =========      =========


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



                          OUTDOOR COMMUNICATIONS, INC.
                                AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                            Three Months Ended
                                                September 30,
                                              1998          1997
                                              ----          ----
Net revenues                                $ 15,649      $ 13,472
                                            --------      --------

Operating expenses:
       Direct advertising
         expenses                              5,246         4,349
       Selling, general and
         administrative expenses               4,837         3,600
       Depreciation and
         amortization                          3,748         3,182
                                            --------      --------
                                              13,831        11,131
                                            --------      --------

       Operating income                        1,818         2,341
                                            --------      --------

Non-operating (income) expense:
       Interest expense                        3,419         3,051
       Other expenses (income)                  (257)          145
                                            --------      --------
                                               3,162         3,196
                                            --------      --------

       Loss before income taxes               (1,344)         (855)
       Income tax expense                        405         1,193
                                            --------      --------

  Net loss before extraordinary item          (1,749)        2,048

  Extraordinary loss from early
  extinguishment of debt, net of income
  tax benefit of 1,711                           --         (2,676)
                                            --------      --------

  Net loss                                  $ (1,749)     $ (4,724)
                                            ========      ========


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



                          OUTDOOR COMMUNICATIONS, INC.
                                AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)
                                 (IN THOUSANDS)


                                                   Three Months Ended  Three Months Ended
                                                   September 30, 1998  September 30, 1997
                                                   ------------------  ------------------
NET CASH PROVIDED BY (USED IN)
  OPERATING ACTIVITIES                                 $  (1,942)          $   2,687


CASH FLOWS FROM INVESTING ACTIVITIES:

Capital expenditures                                      (2,988)             (2,796)
Other                                                         --                  28
                                                       ---------           ---------
   Net cash used in investing activities                  (2,988)             (2,768)


CASH FLOWS FROM FINANCING ACTIVITIES:
Debt issuance costs                                           --              (5,336)
Principal payments on long-term debt                          --            (115,650)
Proceeds from issuance of long-term debt                   3,900              16,650
Proceeds from note offering                                   --             105,000
                                                       ---------           ---------
   Net cash provided by financing activities               3,900                 664

Net increase (decrease) in cash and cash
   equivalents                                            (1,030)                583

Cash and cash equivalents at beginning
   of period                                               1,542               1,713
                                                       ---------           ---------

Cash and cash equivalents at end of
   period                                                    512               2,296
                                                       =========           =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Cash paid for interest                                 $   6,051           $   2,570
                                                       =========           =========

Cash paid for state and
   federal income taxes                                $      11           $     187
                                                       =========           =========

SUPPLEMENTAL NON-CASH FINANCING ACTIVITIES:

Preferred stock issued in exchange for
   subordinated debt including accrued
   interest of $1,332                                  $      --           $  18,622
                                                       =========           =========
Preferred interests issued in exchange
   for subordinated debt including accrued
   interest of $348                                    $      --           $   5,484
                                                       =========           =========


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


                          OUTDOOR COMMUNICATIONS, INC.
                                AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
               (IN THOUSANDS, EXCEPT FOR SHARE AND PER SHARE DATA)


Basis of Presentation

The accompanying unaudited condensed consolidated financial statements of Outdoor Communications, Inc. (the Company) have been prepared in conformity with generally accepted accounting principles and with the instructions for Form 10-Q and Rule 10-01 of Regulation S-X as they apply to interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. All significant intercompany transactions have been eliminated in consolidation. The consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998. The Company is a holding company with no assets or operations other than its investment in its subsidiaries.

In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation of financial position and results of operations have been included. The operating results for interim periods are not necessarily indicative of the results to be expected for the full fiscal year.

Earnings Per Share

An earnings per share calculation has not been presented because the Company is closely held by a private investor group and, accordingly, earnings per share is not required or meaningful.

Subsequent Events

On August 10, 1998, the Company entered into a Stock Purchase Agreement, pursuant to which Lamar Advertising Company will acquire 100% of the Company's outstanding stock for $385 million which includes the assumption of debt. The acquisition was consummated on October 1, 1998.


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